FFTW FUNDS, INC.
Advisor Class
Investor Class

Supplement dated January 18, 2007 to the
Prospectus and Statement of Additional Information dated April 30, 2007, as amended May 4, 2007, and Supplemented on September 7, 2007 and December 6, 2007

This supplement to the Prospectus dated April 30, 2007, for the FFTW Funds, Inc. (the “Fund”) amends information in the Prospectus as described below for the U.S. Short-Term Portfolio, Limited Duration Portfolio, International Portfolio, U.S. Inflation-Indexed Portfolio and Global Inflation-Indexed Hedged Portfolio (the “Portfolios”). For further information, please contact the FFTW Funds, Inc. at (800) 247-0473.

Proposed Reorganization. The Board of Directors of the FFTW Funds, Inc. has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) for each Portfolio of the Fund. The Agreement provides that each Portfolio will reorganize with a corresponding fund of the American Independence Funds Trust as follows:

Acquired Fund	Acquiring Fund
FFTW International Portfolio	International Bond Fund
FFTW U.S. Short-Term Portfolio	Ultra-Short Bond Fund
FFTW Limited Duration Portfolio	Short-Term Bond Fund
FFTW Global Inflation-Indexed Hedged Portfolio	Global Inflation-Indexed Hedged Fund
FFTW U.S. Inflation-Indexed Portfolio	U.S. Inflation-Indexed Fund

Subject to approval by the shareholders of each Portfolio, each reorganization is expected to be effected on or about March 31, 2008. Upon the completion of the reorganization affecting your Portfolio, you will become a shareholder of the American Independence Fund corresponding to your Portfolio. The Fund intends that each reorganization qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, no Acquired Fund, Acquiring Fund, or their shareholders are expected to recognize any gain or loss for federal income tax purposes from these contemplated transactions.

The Board of Directors has called a Special Meeting (the “Meeting”) of the Shareholders of each of the Portfolios to be held in March, 2008. You will be asked to approve the Agreement at that time. The Fund anticipates that in February 2008, it will send a combined proxy statement and prospectus, describing the reorganizations, to the Portfolios’ shareholders of record. This document will include a Prospectus for the Acquiring Funds of the American Independence Funds Trust.

Under the proposed terms of the Agreement, each Acquired Fund will transfer its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. After the transfer, each Acquired Fund will distribute the corresponding Acquiring Fund shares to its shareholders in a complete liquidation. As a result, each Acquired Fund's shareholders will become shareholders of the corresponding Acquiring Fund. Each Acquired Fund and its corresponding Acquiring Fund have substantially the same investment objective and policies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.